UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2021

GAMING & LEISURE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-36124	46-2116489
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

845 Berkshire Blvd., Suite 200
Wyomissing, PA 19610
(Address of principal executive offices)

610-401-2900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	GLPI	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 10, 2021, Gaming and Leisure Properties, Inc. (the "Company") held its 2021 Annual Meeting of Shareholders (the "Annual Meeting"). A total of 233,069,940 shares of the Company’s Common Stock were entitled to vote as of April 5, 2021, the record date for the Annual Meeting, of which 217,686,399 shares were present in person or by proxy at the Annual Meeting. The following is a summary of the final voting results for each matter presented to shareholders.

PROPOSAL 1. Election of directors to hold office until the 2022 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified.

Nominee	For	Against	Withheld	Broker Non-Votes
Peter M. Carlino	200,209,213	5,260,319	237,269	11,979,598
Carol (“Lili”) Lynton	201,677,085	3,936,420	93,296	11,979,598
Joseph W. Marshall, III	201,090,313	4,520,178	96,310	11,979,598
James B. Perry	204,160,654	1,455,497	90,650	11,979,598
Barry F. Schwartz	205,400,417	212,463	93,921	11,979,598
Earl C. Shanks	205,416,751	193,016	97,034	11,979,598
E. Scott Urdang	185,770,881	17,626,934	2,308,986	11,979,598

PROPOSAL 2. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the current fiscal year ending December 31, 2021.

For	Against	Abstentions
217,159,568	195,585	331,246

PROPOSAL 3. Approval of, on a non-binding advisory basis, the Company's executive compensation.

For	Against	Abstentions	Broker Non-Votes
179,183,610	26,323,369	199,822	11,979,598

Item 9.01. Exhibits.

Exhibit Number	Description of Exhibit

104	The cover page from the Company’s Current Report on Form 8-K, dated June 10, 2021, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 14, 2021	GAMING AND LEISURE PROPERTIES, INC.

	By:	/s/ Brandon J. Moore
	Name:	Brandon J. Moore
	Title:	Executive Vice President, General Counsel and Secretary

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